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                                                                    EXHIBIT 10.3

                        [KRUG INTERNATIONAL LETTERHEAD]

FOR IMMEDIATE RELEASE                 NEWS RELEASE
                                      CONTACT:
                                      C. L. HASLAM, CHAIRMAN & CEO
                                      (202) 537-5900
                                      ROBERT M. THORNTON, JR., PRESIDENT
                                      (770) 933-7000



         KRUG INTERNATIONAL ANNOUNCES SALE OF LEISURE MARINE SUBSIDIARY
                          AND STOCK REPURCHASE PROGRAM

         Houston, Texas (Apr 16, 1998) -- KRUG International Corp. (AMEX:KRG) today announced that it sold its U.K. leisure marine subsidiary, Sowester Limited, to Sowester's management for approximately $15,000,000, comprised of approximately $8,100,000 in cash, deferred payments of approximately $800,000 due within one year and the assumption of approximately $6,100,000 of Sowester debt. KRUG expects to realize no material gain or loss from the transaction, which is subject to adjustment based on the audit of Sowester's financial statements for the year ended March 31, 1998.

         KRUG also announced that its Board of Directors has authorized the Corporation to repurchase for cash in the open market up to 200,000 shares of the Corporation's common stock, approximately 4% of its outstanding shares.

         C.L. Haslam, Chairman and CEO of the Corporation commented, "Sowester, which contributed approximately 25% of our 1997 annual revenues, is a very specialized business requiring substantial industry expertise and management effort. The sale of Sowester allows us to redeploy capital and continue our efforts to redefine KRUG's focus. We believe the sale, together with our share buyback program and continuing search for suitable acquisitions, is a significant step toward our objective of increasing shareholder value."

         This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in KRUG's Annual Report on Form 10-K filed with the Securities and Exchange commission for the year ended March 31, 1997.

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